SUPPLEMENT DATED APRIL 15, 2002

TO PROSPECTUS DATED MAY 1, 2001 FOR

INDIVIDUAL AND GROUP VARIABLE,

FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY

CONTRACTS

ZURICH PREFERRED PLUS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information contained in your Zurich Preferred Plus Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The fifth paragraph under the heading entitled "SUMMARY," appearing on page 4 of the Prospectus, and the first sentence of the first paragraph appearing under the heading entitled "THE CONTRACTS - A. General Information." appearing on page 21 of the Prospectus are replaced with the following:

"The minimum initial Purchase Payment is $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment is waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement."